Exhibit 99.1

For Release July 25, 2006—4:30 a.m. PT	Contact: Daniel G. Byrne
(509) 458-3711
STERLING FINANCIAL CORPORATION OF SPOKANE, WASHINGTON,
FILES SHELF REGISTRATION STATEMENT
Spokane, Washington, July 25, 2006 – Sterling Financial Corporation (NASDAQ:STSA) today announced that it has filed a “shelf” registration statement on Form S-3 with the Securities and Exchange Commission. The registration statement allows Sterling to offer up to $100 million in common or preferred stock from time to time. The registration statement was effective immediately.
Sterling expects to use any funds raised under the registration statement for general corporate purposes, which may include repayment of debt, capital expenditures, possible acquisitions, investments, and repurchases of Sterling’s capital stock.
A copy of the registration statement and enclosed prospectus may be obtained at the SEC’s website at www.sec.gov.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Sterling common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
ABOUT STERLING
Sterling Financial Corporation of Spokane, Washington is a bank holding company, of which the principal operating subsidiaries are Sterling Savings Bank and Golf Savings Bank. Sterling Savings Bank is a Washington State-chartered, federally insured commercial bank, which opened in April 1983 as a stock savings and loan association. Sterling Savings Bank, based in Spokane, Washington, has financial service centers throughout Washington, Oregon, Idaho and Montana. Through Sterling Saving Bank’s wholly owned subsidiaries, Action Mortgage Company and INTERVEST-Mortgage Investment Company, it operates loan production offices in Washington, Oregon, Idaho, Montana, Utah, Arizona and California. Sterling Savings

Bank’s subsidiary Harbor Financial Services provides non-bank investments, including mutual funds, variable annuities and tax-deferred annuities and other investment products through regional representatives throughout Sterling Savings Bank’s branch network.
Golf Savings Bank is a Washington State-chartered and FDIC insured savings bank. Golf Savings Bank’s primary focus is residential mortgage origination of single-family permanent loans and residential construction financing. Golf Savings Bank’s primary market area is the greater Puget Sound area of Washington State. Golf Savings Bank originates loans through a mortgage origination office in Kennewick, Washington, as well as eight retail mortgage loan production offices, throughout the Puget Sound area.
FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements, which are not historical facts and pertain to Sterling’s future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts. When used in this report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Sterling’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements because of numerous possible risks and uncertainties. These include but are not limited to: the possibility of adverse economic developments that may, among other things, increase default and delinquency risks in Sterling’s loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling’s loan and other products; lower-than-expected revenue or cost savings in connection with acquisitions; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; and changes in laws, regulations and the competitive environment.

Investor Contacts:	Sterling Financial Corporation
Daniel G. Byrne
EVP, Chief Financial Officer
509-458-3711

Marie Hirsch
AVP, Director of Investor Relations
509-354-8165